Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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:
In re:	:	Chapter 11
:
YOUNG BROADCASTING INC. et al.,	:	Case No. 09-10645 (AJG)
:
Debtors.(1)	:
	:	(Jointly Administered)
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MONTHLY OPERATING REPORT

FOR THE MONTH OF APRIL 2009

Debtors’ Address:

599 Lexington Avenue

New York, New York 10022

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer:	Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.(2)

Dated: May 20, 2009	/s/ James A. Morgan
James A. Morgan, Chief Financial Officer

(1)   The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; and Honey Bucket Films, Inc.

(2)   All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

NOTES TO MONTHLY OPERATING REPORT

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.             Description of the Cases.  On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  The cases are being jointly administered under case number  09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.  Each Debtor’s fiscal year ends on December 31 of each year.

2.             Basis of Presentation.  The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court.  The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items.  We caution readers not to place undue reliance upon the MOR.  There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records.  This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material.  The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.             Summary of Significant Reporting Policies.  The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses.  Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors.  The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.             Foreign Currency.  The Debtors have no foreign currency transactions.  Therefore, all amounts are reflected in U.S. dollars.

5.             Inter-company Receivables/Payables. Inter-company balances have been set

2

forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

6.             Recoveries and Causes of Action.  The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter.  Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.             Reorganization Items.  American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11.  Such items are reflected in the statements.

8.             Liabilities Subject to Compromise.  As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization.  Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed.  The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business.  In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court.  Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise.  The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts.  The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.             Post-petition Accounts Payable.  To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms.  Thus, an accounts payable aging is not included in this report.

3

Young Broadcasting, Inc.

Consolidating Income Statement

For the Month ended April 30, 2009

	Case #	09-10671	09-10661	09-10651	09-10665	09-10656	09-10673	09-10672	09-10652	09-10655	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10645	N/A
		WLNS	KLFY	KLFY LP	WKRN	WKRN GP	WTEN	WRIC	WATE	WATE GP	WBAY	KWQC	KELO	KCLO	KRON	AYI	CORP	YBCC	Consolidated
Operating Revenues
Local Revenue		654,484	935,697		1,207,440		751,139	940,690	859,205		971,972	861,596	1,176,037	84,612	1,013,185				9,456,057
National Revenue		139,028	209,193		364,712		320,996	274,507	140,663		214,604	216,856	232,502	16,363	1,393,305				3,522,728
Network Revenue		543	(930)		49,993		44,425	80,071	35,702		30,146	2,049	(2,251)						239,747
Political Revenue		1,860	17,507		1,475			28,805			39,953	25,425			16,950				131,975
Barter Revenue		4,452	33,359		6,842		7,797	18,244	10,777		9,396	7,985	4,325	389	111,547				215,113
Other Revenue		28,189	138,484		126,451		129,312	34,625	112,048		122,425	71,770	118,897	34,411	155,068	31,592			1,103,274
Total Operating Revenues		828,556	1,333,310		1,756,912		1,253,669	1,376,943	1,158,395		1,388,496	1,185,681	1,529,509	135,775	2,690,055	31,592			14,668,894
Commissions
Rep Commissions		5,988	9,054		15,563		13,642	12,837	5,904		10,236	10,152	9,881	695	59,215	(153,169)
Agency Commissions		92,335	111,771		218,580		152,759	184,679	138,217		155,377	194,699	176,915	12,082	321,084				1,758,497
Total Commissions		98,323	120,824		234,143		166,401	197,516	144,121		165,613	204,851	186,796	12,777	380,299	(153,169)			1,758,497

Net Operating Revenues		730,233	1,212,486		1,522,769		1,087,268	1,179,427	1,014,274		1,222,883	980,830	1,342,713	122,998	2,309,756	184,761			12,910,397

Operating Expenses
Direct Expenses		4,404	12,710		15,779		9,333	17,563	13,303		6,770	11,903	8,745	219	34,030				134,759
Technical Expense		61,090	29,491		91,051		97,943	57,976	70,846		58,332	59,851	55,178	10,840	378,400				970,997
Program/Production Expense		59,716	42,096		48,963		48,819	53,075	68,491		47,884	57,979	74,255		108,546				609,824
Amortization of Program License Rights		46,807	23,811		72,887		93,152	205,412	127,206		52,970	89,055	36,267	1,051	496,181				1,244,800
News Expense		168,640	127,307		435,423		202,472	206,118	224,307		248,373	160,324	166,661	4,986	803,691				2,748,303
Sales Expense		93,761	107,635		188,427		108,466	167,512	170,055		141,796	93,738	105,722	9,263	371,575	386,853			1,944,804
General & Administrative Expense		157,798	197,758	815	305,247	815	199,027	185,208	203,591	815	209,373	197,803	303,216	33,932	642,034				2,637,431
Barter Expense		10,456	27,892		6,842		7,797	16,199	10,777		9,506	9,499	4,325	389	111,547				215,229
Total Operating Expenses		602,672	568,700	815	1,164,619	815	767,009	909,063	888,575	815	775,003	680,153	754,370	60,681	2,946,004	386,853			10,506,147

Net Operating Income		127,561	643,786	(815)	358,150	(815)	320,259	270,364	125,699	(815)	447,879	300,677	588,343	62,317	(636,248)	(202,093)			2,404,250
Operating Margin		17.5%	53.1%	n/a	23.5%	n/a	29.5%	22.9%	12.4%	n/a	36.6%	30.7%	43.8%	50.7%	-27.5%	-109.4%	n/a	n/a	18.6%

Corporate Expense																	356,258		356,258
Non-Cash Compensation Paid in Common Stock																	358,235		358,235

Income Before Deprec. & Taxes		127,561	643,786	(815)	358,150	(815)	320,259	270,364	125,699	(815)	447,879	300,677	588,343	62,317	(636,248)	(202,093)	(714,493)		1,689,757

Deprec. & Amort. of Property & Equipment		63,368	84,045		85,253		57,418	94,684	73,748		82,531	33,526	88,819	14,074	112,039	2,598	46,632		838,734
Amort of Broadcast License & Other Intang.		28,800		20,803		29,201	16,988	1,013	295			92,978	55,271	1,430		277	135,808		382,863
Interest (Income)																	(1,050)		(1,050)
Interest Expense - Cash															7,428		1,372,148		1,379,576
Other (Income)/Expense			455,000	(455,000)	425,000	(425,000)	1,311		260,000	(260,000)			11,628			28	199		13,166
Income Tax																	780,876		780,876
Total Non-Operating Expenses		92,167	539,045	(434,197)	510,253	(395,799)	75,717	95,696	334,044	(260,000)	82,531	126,504	155,718	15,504	119,468	2,902	2,334,613		3,394,166

Reorganization Costs											(28,088)				(10,574,884)		2,084,841		(8,518,131)

Net Income/(Loss)		$35,394	$104,741	$433,382	$(152,103)	$394,984	$244,542	$174,668	$(208,345)	$259,185	$393,436	$174,173	$432,626	$46,813	$9,819,168	$(204,995)	$(5,133,948)	$0	$6,813,722

Footnotes:	(1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668.
(2)

Included in Reorganization costs are approximately $2.1 million of costs that are currently paid at YB Corp (10645). These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so. Offsetting these restructuring costs is debt foregiveness of approximately $10.6 million relating to certain programming contract renegotiations at two of the Company’s stations.

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

April 2009

	Case #		09-10671	09-10661	09-10651	09-10653	09-10649	09-10665	09-10656	09-10659	09-10673	09-10672	09-10652	09-10655
			WLNS	KLFY	KLFY LP	LAT	WTVO	WKRN	WKRN GP	YBT	WTEN	WRIC	WATE	WATE GP
ASSETS
Cash			$(37,583)	$(97,501)	$0	$0	$0	$(79,399)	$0	$0	$(70,698)	$(241,399)	$(107,516)	$0
Accounts Receivable			1,414,881	2,172,712				3,454,344			2,024,286	2,630,837	2,118,060
Interest Receivable-Subsidiaries - Subject to Compromise
Program License Rights -S/T			230,815	105,109				318,917			410,796	886,444	551,918
Prepaid Expenses			122,977	46,047				50,498			49,420	25,892	10,468
Total current assets			1,731,090	2,226,367				3,744,360			2,413,804	3,301,774	2,572,931

Property & Equipment			23,038,973	19,702,793				26,675,012			17,168,011	27,695,607	19,657,866
Accumulated Depreciation			(19,025,975)	(16,799,685)				(21,122,821)			(14,165,144)	(21,182,403)	(14,751,955)
Net property and equipment			4,012,998	2,903,108				5,552,191			3,002,866	6,513,204	4,905,912

Program License Rights-L/T			120,900								8,000
Deposits			5,275	28,011				36,065			236,319	69,537	18,000
Notes Receivable Subsidiaries - Subject to Compromise
Investments											567,035
Goodwill			294,329		14,425,250							97,587	9,331
Accumulated Amortization - Goodwill			(294,330)		(6,592,586)							(17,484)	(9,331)
Accumulated Amortization - Indefinitely Lived IA			(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)	(5,023,645)	(85,928)	(8,075,475)
Going Concern				350,000				463,389			2,916,396	479,600
FCC/Broadcast Licenses			10,712,060		1,804,000				7,149,168		3,556,017	27,559,349		19,321,618
Accum Amort - Definite Lived Intangible Assets			(7,849,429)		(4,971,320)			(208,027)	(5,748,409)		(3,316,054)	(164,784)	(44,686)
Organizational Costs			2,406									486,667
Intangibles			1,649,600					208,027					141,759
Network Affiliation			11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany			(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543	2,338,081	(1,695,076)	(10,595)
Post-Petition Intercompany			560,756	188,927	1,137,930			(152,175)	1,147,555		999,508	1,138,239	(289,155)	737,555
Total non-current assets			10,756,321	(1,035,377)	16,689,655	66,667		(855,019)	14,671,043	55,556	10,662,620	26,963,147	(1,955,086)	11,973,103

Total Assets			$16,500,410	$4,094,098	$16,689,655	$66,667	$0	$8,441,532	$14,671,043	$55,556	$16,079,290	$36,778,124	$5,523,756	$11,973,103

LIABILITIES AND EQUITY

Liabilities not subject to Compromise
Accounts Payable			191,512	281,200				199,530			154,300	188,003	242,933
Accrued Expenses			256,316	269,782			804	352,624			154,525	194,902	177,352
Program License Liability			386,543	95,426				310,537			392,259	822,545	508,815
Deferred Revenue			465,532	489,038				219,774			226,771	210,779	158,682
Total Liabilities not subject to Compromise			1,299,903	1,135,446			804	1,082,466			927,855	1,416,230	1,087,782

Liabilities subject to Compromise
Accounts Payable		(1)	351,601	254,452				513,768			481,865	791,781	636,441
Pre-Petition Accrued Interest		(2)	648,117	4,515,190	134,169			(87,429)	134,897		170,198	134,635	380,946	10,558,927
Post-Petition Accrued Interest		(3)	()
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent			36,783,094	29,157,765	33,334,012			18,503,499	33,514,768		31,899,172	51,150,000	16,777,582	44,572,418
Deferred Tax Liability
Other Liabilities		(4)
Total Liabilities subject to Compromise			37,782,812	33,927,407	33,468,182			18,929,838	33,649,665		32,551,235	52,076,416	17,794,969	55,131,345

Common Stock			1,934	518			50,199	1,421
Additional Paid In Capital			13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	20,779,608	(24,776,491)	55,556	(6,105,135)	(15,523,638)	11,097,732	759,231
Other Income
Retained Earnings			(35,951,362)	(52,717,750)	13,953		(8,105,988)	(32,351,800)	5,797,870		(11,294,664)	(1,190,884)	(24,456,727)	(43,917,473)
Stockholders’ Equity			(22,582,306)	(30,968,756)	(16,778,527)	66,667	(804)	(11,570,771)	(18,978,622)	55,556	(17,399,800)	(16,714,522)	(13,358,995)	(43,158,242)
Total Liabilities & Equity			$16,500,410	$4,094,098	$16,689,655	$66,667	$0	$8,441,532	$14,671,043	$55,556	$16,079,290	$36,778,124	$5,523,756	$11,973,103

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

April 2009

	Case #		09-10658	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10664	09-10657	09-10666	09-10668	09-10645	N/A
			YBK	WBAY	KWQC	KELO	KCLO	KRON	AYI	HBF	KCAL	Fidelity TV	YBSAS	CORP	YBCC
ASSETS
Cash			$0	$(76,177)	$(147,720)	$(63,025)	$100	$(217,421)	$(8,593)	$0			$(5,823)	$23,666,780	$0
Accounts Receivable			55,556	2,227,214	1,987,267	2,369,401	129,285	5,059,119	226,311					32,196
Interest Receivable-Subsidiaries - Subject to Compromise														550,361,168
Program License Rights -S/T				249,466	388,160	162,350	5,757	3,957,529
Prepaid Expenses				44,678	49,833	37,504		380,595	(413)					1,276,987
Total current assets			55,556	2,445,181	2,277,540	2,506,230	135,142	9,179,823	217,304				(5,823)	575,337,130

Property & Equipment				26,714,813	18,245,898	34,503,662	3,849,425	44,195,695	1,068,583				274,002	6,553,578
Accumulated Depreciation				(21,291,887)	(14,710,331)	(29,857,805)	(3,226,917)	(32,032,181)	(1,011,007)				(17,706)	(5,634,642)
Net property and equipment				5,422,925	3,535,567	4,645,857	622,508	12,163,514	57,576				256,296	918,936

Program License Rights-L/T								2,905,112
Deposits				64,450		19,225	4,856	50,000	10,199				8,000	562,950
Notes Receivable Subsidiaries - Subject to Compromise														1,052,864,358	143,320,371
Investments					(9,565)	745,890		2,102,600	1,954,938
Goodwill				6,453		220,700	15,900
Accumulated Amortization - Goodwill				(6,453)		(30,806)	(2,617)
Accumulated Amortization - Indefinitely Lived IA				(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)
Going Concern
FCC/Broadcast Licenses				19,531,432	10,402,616	5,954,211	122,999	98,543,976
Accum Amort - Definite Lived Intangible Assets					(12,517,928)	(7,553,508)	(191,396)	(8,591,604)	(118,709)
Organizational Costs								8,591,604	122,430
Intangibles					236,342
Network Affiliation					32,053,766	19,271,111	494,575
Accumulated Amortization - Deferred Charges														(7,709,420)
Debt Issuance Costs														13,955,285
Pre-Petition Intercompany			55,556	3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)	(2,521,485)				(256,392)	166,749,014	(16,879,553)
Post-Petition Intercompany				1,102,068	1,108,896	1,595,996	194,393	(815,120)	(553,266)				11,004	(8,113,110)
Total non-current assets			55,556	20,987,856	30,768,242	22,532,577	1,785,354	58,364,591	(1,105,892)				(237,388)	1,218,309,077	126,440,818

Total Assets			$111,112	$28,855,962	$36,581,349	$29,684,664	$2,543,004	$79,707,928	$(831,012)	$0			$13,085	$1,794,565,143	$126,440,818

LIABILITIES AND EQUITY

Liabilities not subject to Compromise
Accounts Payable			55,556	158,960	180,339	167,220	1,553	1,816,374	30,684				2,071	540,740
Accrued Expenses				217,618	173,611	293,911	56,794	6,073,203	29,087				2,600	3,634,166
Program License Liability				304,605	356,220	145,063	4,198	7,311,413
Deferred Revenue				637,228	728,352	872,045	2,243	147,367
Total Liabilities not subject to Compromise			55,556	1,318,412	1,438,523	1,478,239	64,788	15,348,358	59,771				4,671	4,174,906

Liabilities subject to Compromise
Accounts Payable		(1)		483,988	537,547	482,494		3,538,809	58,219				8,414	226,222
Pre-Petition Accrued Interest		(2)		(98,884)	110,812	47,008		533,712,582						23,042,906
Post-Petition Accrued Interest		(3)												3,408,984
Notes Payable - Senior bank L/T														338,125,000
Notes Payable - Senior sub-debt														484,299,000
Premiums on Subordinated Debt														1,110,212
Notes Payable Parent				37,500,000	57,173,000	51,281,308		754,538,111
Deferred Tax Liability														39,118,311
Other Liabilities		(4)												2,702,282
Total Liabilities subject to Compromise				37,885,104	57,821,359	51,810,810		1,291,789,502	58,219				8,414	892,032,917

Common Stock														19,710
Additional Paid In Capital			55,556	(14,463,985)	(8,008,884)			90,324,210	10,434,004	1,971,300				262,812,277	278,758,099
Other Income								(5,652,404)
Retained Earnings				4,116,431	(14,669,649)	(23,604,385)	2,478,216	(1,312,101,739)	(11,383,006)	(1,971,300)				635,525,332	(152,317,281)
Stockholders’ Equity			55,556	(10,347,554)	(22,678,533)	(23,604,385)	2,478,216	(1,227,429,932)	(949,002)					898,357,319	126,440,818

Total Liabilities & Equity			$111,112	$28,855,962	$36,581,349	$29,684,664	$2,543,004	$79,707,928	$(831,012)	$0	$0	$0	$13,085	$1,794,565,143	$126,440,818

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

April 2009

	Case #			09-10645
		Sub-Total	Elimination	Consolidated
ASSETS
Cash		$22,514,026		$22,514,026
Accounts Receivable		25,901,469		25,901,469
Interest Receivable-Subsidiaries - Subject to Compromise		550,361,168	(550,361,168)
Program License Rights -S/T		7,267,261		7,267,261
Prepaid Expenses		2,094,484		2,094,484
Total current assets		608,138,408	(550,361,168)	57,777,240

Property & Equipment		269,343,916		269,343,916
Accumulated Depreciation		(214,830,459)		(214,830,459)
Net property and equipment		54,513,457		54,513,457

Program License Rights-L/T		3,034,012		3,034,012
Deposits		1,112,888		1,112,888
Notes Receivable Subsidiaries - Subject to Compromise		1,196,184,729	(1,196,184,729)
Investments		5,360,899	(1,954,938)	3,405,961
Goodwill		15,069,550		15,069,550
Accumulated Amortization - Goodwill		(6,953,607)		(6,953,607)
Accumulated Amortization - Indefinitely Lived IA		(59,280,253)		(59,280,253)
Going Concern		4,209,385		4,209,385
FCC/Broadcast Licenses		204,657,446		204,657,446
Accum Amort - Definite Lived Intangible Assets		(51,275,855)		(51,275,855)
Organizational Costs		9,203,108		9,203,108
Intangibles		2,235,728		2,235,728
Network Affiliation		91,163,596		91,163,596
Accumulated Amortization - Deferred Charges		(7,709,420)		(7,709,420)
Debt Issuance Costs		13,955,285		13,955,285
Pre-Petition Intercompany		144,925,929	(144,925,929)	(0)
Post-Petition Intercompany
Total non-current assets		1,565,893,421	(1,343,065,596)	222,827,825

Total Assets		$2,228,545,286	$(1,893,426,763)	$335,118,523

LIABILITIES AND EQUITY

Liabilities not subject to Compromise
Accounts Payable		4,210,979		4,210,979
Accrued Expenses		11,887,295		11,887,295
Program License Liability		10,637,624		10,637,624
Deferred Revenue		4,157,812		4,157,812
Total Liabilities not subject to Compromise		30,893,710		30,893,710

Liabilities subject to Compromise
Accounts Payable	(1)	8,365,603		8,365,603
Pre-Petition Accrued Interest	(2)	573,404,074	(550,361,168)	23,042,906
Post-Petition Accrued Interest	(3)	3,408,984		3,408,984
Notes Payable - Senior bank L/T		338,125,000		338,125,000
Notes Payable - Senior sub-debt		484,299,000		484,299,000
Premiums on Subordinated Debt		1,110,212		1,110,212
Notes Payable Parent		1,196,184,729	(1,196,184,729)
Deferred Tax Liability		39,118,311		39,118,311
Other Liabilities	(4)	2,702,282		2,702,282
Total Liabilities subject to Compromise		2,646,718,195	(1,746,545,897)	900,172,298

Common Stock		73,782	(50,000)	23,782
Additional Paid In Capital		634,614,209	(233,890,063)	400,724,146
Other Income		(5,652,404)		(5,652,404)
Retained Earnings		(1,078,102,207)	87,059,196	(991,043,010)
Stockholders’ Equity		(449,066,619)	(146,880,867)	(595,947,485)

Total Liabilities & Equity		$2,228,545,286	$(1,893,426,763)	$335,118,523

See Attached Notes

Young Broadcasting Inc.

Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

Liabilities subject to Compromise

(1)   Accounts Payable subject to compromise decreased $5.5 million during April 2009, of which $5.1 million of this decrease is due to the renegotiation of a programming contract at one of the Company’s stations, which relieved the Company of Pre-Petition payment obligations. The remaining decrease is primarly due to the determination that certain invoices that were originally classified as pre-petition were subsequently determined to be for post-petition services.

(2)   Accrued interest includes Pre-Petition interest accrued for the Senior Secured Notes, Senior Subordinated Unsecured Notes and Intercompany Notes.

(3)   Accrued interest includes Post-Petition interest accrued for the Senior Secured Notes.

(4)   Includes $1.6 million of Pre-Petition Creditors Holding Unsecured Priority Claims and $1.1 million of Creditors Holding Unsecured NonPriority Claims.

Young Broadcasting

Monthly Cash Flow

April 1 - 30, 2009

	YB	YB	Winnebago	YB	KLFY	YB	LAT	WATE	WKRN	YB
	Inc	Davenport	TV	GB	LP	Knox	Inc	GP	GP	LA
	09-10645	09-10648	09-10649	09-10650	09-10651	09-10652	09-10653	09-10655	09-10656	09-10657

Opening Cash	$26,729,509.87	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash Receipts	$177,154.48	$791,626.28	$0.00	$1,069,157.29	$455,000.00	$711,579.16	$0.00	$260,000.00	$425,000.00	$0.00

Cash Disbursements	$8,274,612.68	$316,468.37	$0.00	$331,667.40	$0.	$634,975.96	$0.00	$0.00	$0.00	$0.00

InterCo	$5,164,629.99	$(475,157.91)	$0.00	$(737,489.89)	$(455,000.00)	$(76,603.20)	$0.00	$(260,000.00)	$(425,000.00)	$0.00

Close Cash	$23,796,681.66	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$8,274,612.68	$316,468.37	$0.00	$331,667.40	$0.00	$634,975.96	$0.00	$0.00	$0.00	$0.00

Young Broadcasting

Monthly Cash Flow

April 1 - 30, 2009

	YBK	YBT	YB	YB	YB	AY	HBF	YB	Fid TV	YB
	Inc	Inc	SF	Louis	Sioux Falls	Inc	Inc	Nash LLC	Inc	SS
	09-10658	09-10659	09-10660	09-10661	09-10662	09-10663	09-10664	09-10665	09-10666	09-10668

Opening Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash Receipts	$0.00	$0.00	$1,910,894.76	$859,798.21	$1,079,353.36	$49,418.79	$0.00	$1,575,914.71	$0.00	$0.00

Cash Disbursements	$0.00	$0.00	$2,111,813.48	$625,646.37	$322,672.48	$75,226.30	$0.00	$863,512.64	$0.00	$1,812.56

InterCo	$0.00	$0.00	$200,918.72	$(234,151.84)	$(756,680.88)	$25,807.51	$0.00	$(712,402.07)	$0.00	$1,812.56

Close Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$0.00	$0.00	$2,111,813.48	$625,646.37	$322,672.48	$75,226.30	$0.00	$863,512.64	$0.00	$1,812.56

Young Broadcasting

Monthly Cash Flow

April 1 - 30, 2009

	YB	YB	YB	YB	YB
	Nash	Rap City	Lansing	Rich	Albany	YB
	09-10669	09-10670	09-10671	09-10672	09-10673	Cap Corp	Total

Opening Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$26,729,509.87

Cash Receipts	$0.00	$0.00	$562,485.89	$940,262.69	$738,587.13	$0.00	$11,606,232.75

Cash Disbursements	$0.00	$0.00	$274,149.28	$439,436.76	$267,066.68	$0.00	$14,539,060.96

InterCo	$0.00	$0.00	$(288,336.61)	$(500,825.93)	$(471,520.45)	$0.00	$0.00

Close Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$23,796,681.66

Reportable Disbursements - US Trustee	$0.00	$0.00	$274,149.28	$439,436.76	$267,066.68	$0.00	$14,539,060.96

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Month of April 2009

($ in thousands)						April Total
Week Ending	April 1-3	April 6-10	April 13-17	April 20-24	April 27-30	April 1-30

Disbursements
Salaries	—	1,938	—	—	1,826	3,763
Severance	—	—	—	—	—	—
Commissions	—	—	—	—	—	—
Payroll Taxes	—	912	—	—	816	1,729
Employee Benefit plan costs	301	248	12	255	478	1,294
Insurance, Property & Workers Comp	63	—	—	12	—	75
Property Taxes	—	—	—	—	—	—
Utilities	65	237	186	94	45	628
Travel	6	17	46	30	7	106
Syndicated Programming	1,013	—	4	157	535	1,710
Nielsen	129	241	0	4	1	375
News Services (all categories)	48	74	54	33	29	238
Media Buy	—	13	—	—	—	13
Maintenance and Repairs	45	73	28	50	22	217
Other Services	91	103	124	63	84	467
Capital Ex (Planned and Emergency)	4	9	31	10	221	275
Lease Payments	30	23	18	19	4	93
Other (misc. G&A and contingencies)	34	88	39	50	39	249
Dr. Phil Cure Fee	—	—	—	—	—	—
Utilities Deposits	85	18	52	16	—	171
Due Course Professional Expenses	—	—	—	8	—	8
Total Operating Disbursements	1,913	3,996	594	802	4,106	11,411

Senior Credit Cash Interest Expense						—

Restructuring Professional Expenses	—	385	1,282	431	76	2,174

Total Disbursements	1,913	4,381	1,876	1,233	4,182	13,585

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.